SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 1994

HOVNANIAN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation

1-8551
(Commission file number)

22-1851059
(I.R.S. employer identification no.)

10 Highway 35, P. O. Box 500
Red Bank, New Jersey  07701
(Address of principal executive offices)

908-747-7800
(Registrant's telephone number, including area code)


HOVNANIAN ENTERPRISES, INC.

Item 8.  Change in Fiscal Year.

     On May 10, 1994, the Board of Directors of Hovnanian Enterprises, Inc. adopted a resolution providing that the date for the end of the fiscal year of Hovnanian Enterprises, Inc. be changed from the last day of February to October 31. The report covering the eight-month transition period of March 1 through October 31, 1994 will be filed on Form 10-K.


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   HOVNANIAN ENTERPRISES, INC.




                                             /S/ PAUL W. BUCHANAN
                                   By:    Paul W. Buchanan
                                                 Senior Vice President
                                                 Corporate Controller


May 24, 1994